October 4, 2013

Supplement

SUPPLEMENT DATED OCTOBER 4, 2013 TO THE PROSPECTUS OF
MORGAN STANLEY FOCUS GROWTH FUND
Dated April 30, 2013

The Board of Trustees (the "Board") of Morgan Stanley Focus Growth Fund (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Institutional Fund, Inc., on behalf of its series Growth Portfolio ("MSIF Growth"), pursuant to which substantially all of the assets and liabilities of the Fund would be transferred to MSIF Growth and shareholders of the Fund would become shareholders of MSIF Growth, receiving shares of MSIF Growth equal to the value of their holdings in the Fund (the "Reorganization"). Each shareholder of the Fund would receive the Class of shares of MSIF Growth that corresponds to the Class of shares of the Fund currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders scheduled to be held during the first quarter of 2014. A proxy statement formally detailing the proposal, the reasons for the Reorganization and information concerning MSIF Growth is expected to be distributed to shareholders of the Fund during the fourth quarter of 2013.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

AMOSPT-1013